BRIGHTHOUSE FUNDS TRUST I
(the “Trust”)
SUPPLEMENT DATED JUNE 29, 2026
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 27, 2026, AS SUPPLEMENTED
Brighthouse/Wellington Large Cap Research Portfolio
Loomis Sayles Growth Portfolio
This Supplement provides new information beyond that contained in the Summary Prospectus and Prospectus of each of Brighthouse/Wellington Large Cap Research Portfolio and Loomis Sayles Growth Portfolio (each a “Portfolio” and collectively, the “Portfolios”) and the Portfolios’ Statement of Additional Information (“SAI”) and should be read in conjunction with such documents.
Effective July 1, 2026 (“Effective Date”), each Portfolio is updating its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”), to reflect that the Portfolio is a non‑diversified fund under the 1940 Act. Shareholders of each Portfolio voted to approve the reclassification of their respective Portfolio from diversified to non‑diversified at a special meeting of shareholders held on June 5, 2026.
In connection with the foregoing, as of the Effective Date, the Summary Prospectus and Prospectus of each Portfolio and the SAI are amended as follows:
In the Portfolio Summary of the Summary Prospectus and the Prospectus of each Portfolio, the following is added after the last paragraph of the section entitled “Principal Investment Strategies”:
The Portfolio is non‑diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio
In the Portfolio Summary of the Summary Prospectus and the Prospectus of each Portfolio, the following is added after the last paragraph of the section entitled “Principal Risks”:
Non‑Diversification Risk. To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
In the section entitled “Principal Risks of Investing in the Portfolio” of the Prospectus of each Portfolio, the following paragraph is added after the last paragraph of the section:
Non‑Diversification Risk
The Portfolio is non‑diversified, which means that it can hold securities of a smaller number of issuers and can invest a larger percentage of its assets in a single issuer than a diversified portfolio. To the extent that the Portfolio holds securities of a smaller number of issuers or invests a larger percentage of its assets in a single issuer than a diversified portfolio, the value of the Portfolio, as compared to the value of a diversified portfolio, will generally be more volatile and more sensitive to the performance of any one of those issuers and to economic, political, market or regulatory events affecting any one of those issuers.
In the subsection entitled “Trust I Portfolio Fundamental Policies” in the section entitled “Investment Restrictions” of the SAI, the fundamental policy #2 entitled “Diversification” is deleted in its entirety and replaced with the following:

2.	Diversification
Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except cash and cash items (including receivables), securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than cash and cash items (including receivables), securities issued by the U.S. Government, its agencies and instrumentalities or securities of other investment companies. (Each of Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Large Cap Research Portfolio, Loomis Sayles Growth Portfolio and PanAgora Global Diversified Risk Portfolio, as a non‑diversified fund, is not subject to any fundamental policy which limits its investments in a single issuer.)
In the subsection entitled “Beneficial Interests in Trust I” in the section entitled “Description of the Trusts” of the SAI, the third paragraph is deleted in its entirety and replaced with the following:
Each Trust I Portfolio is classified under the 1940 Act as “diversified” except Brighthouse/Templeton International Bond Portfolio, Brighthouse/Wellington Large Cap Research Portfolio, Loomis Sayles Growth Portfolio, and PanAgora Global Diversified Risk Portfolio, each of which is non‑diversified.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE